SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
                               (AMENDMENT NO. 3)


          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, For Use
                                              of the Commission Only
                                             (As Permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 RECLAMATION CONSULTING AND APPLICATIONS, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3) Filing Party:
--------------------------------------------------------------------------------

     (4) Date Filed:
--------------------------------------------------------------------------------

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
                      23832 ROCKFIELD BOULEVARD, SUITE 275
                          LAKE FOREST, CALIFORNIA 92630
                                 (949) 609-0590

      TO THE STOCKHOLDERS OF RECLAMATION CONSULTING AND APPLICATIONS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Reclamation Consulting and Applications, Inc., a Colorado corporation (the "Company" or "RCAA"), will be held at * (California time), on *, 2005 at *, for the following purposes:

1. To elect two (2) directors of the Company to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the Company's articles of incorporation to

        (a) increase the number of authorized shares of common stock, par value $.01 per share (the "Common Stock"), of the Company from 75,000,000 shares to 150,000,000 shares; and

        (b) authorize the creation of 5,000,000 shares of blank check preferred stock;

3. To ratify the selection of Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006;

4. To adopt the Company's 2005 Stock Incentive Plan; and

5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on
* are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,



                               /s/ GORDON DAVIES
                               -------------------------
                               Gordon Davies
                               Chairman of the Board



Lake Forest, California
December 14, 2005

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
                      23832 ROCKFIELD BOULEVARD, SUITE 275
                          LAKE FOREST, CALIFORNIA 92630
                               (TEL) 949-609-0590
                               (FAX) 949-609-0592

             PROXY STATEMENT FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2005 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2005. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

*, 2005, * P.M. California time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at *.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect two directors to serve until the 2006 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY AND CREATE 5,000,000 SHARES OF BLANK CHECK
PREFERRED STOCK. To consider adopting the amendment to the Certificate of Incorporation that would increase the authorized number of shares of common stock from 75,000,000 shares to 150,000,000 shares and create 5,000,000 shares of blank check preferred stock;

3. RATIFICATION OF AUDITORS. To ratify the selection of Corbin & Company LLP ("C&C") as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006;

4.  ADOPTION  OF  2005  STOCK  INCENTIVE PLAN. To adopt the 2005 Stock Incentive
Plan;

5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO  CAN  VOTE?

Only holders of record of our common stock at the close of business on *, 2005 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2005, there were * shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR  BOARD  OF  DIRECTORS  HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENT OF THE ARTICLES OF INCORPORATION, THE RATIFICATION OF THE APPOINTMENT OF C&C AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

HOW  DO  I  VOTE  BY  PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

-     "FOR"  the  election  of  all  of  our  nominees  for  directors;

- "FOR" the amendment of the Company's Articles of Incorporation to increase the number of shares of common stock authorized from 75,000,000 shares to 150,000,000 shares;

- "FOR" the ratification of Corbin & Company LLP as our independent registered public accounting firm; and

-     "FOR"  the  adoption  of  our  2005  Stock  Incentive  Plan.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW  DO  I  CHANGE  OR  REVOKE  MY  PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 23832 Rockfield Boulevard, Suite 275, Lake Forest, California 92630.

WHAT  CONSTITUTES  A  "QUORUM"  FOR  THE  ANNUAL  MEETING?

The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW  MANY  VOTES  ARE  REQUIRED?

- Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

- The proposal to amend the Articles of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

- The ratification of the director's selection of Corbin & Company LLP as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

- The adoption of the 2005 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO  PAYS  FOR  THE  SOLICITATION  OF  PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN  ARE  STOCKHOLDER  PROPOSALS  FOR  THE  2006  ANNUAL  MEETING  DUE?

Any stockholder proposals for the 2006 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Michael C. Davies, Reclamation Consulting and Applications, Inc., 23832 Rockfield Boulevard, Suite 275, Lake Forest, California 92630, no later than December 16, 2005. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, two (2) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Davies and Davies (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

GORDON  W.  DAVIES

From 1991 to 1994, Mr. Davies was an Accounts Executive for Innovative Environmental Services, Ltd., located in Vancouver, British Columbia, which is a company in the business of wastewater treatment equipment. From 1993 to 1993 he held a Sales Manager position at Transenviro,Inc. in Irvine, California. From 1994 to 1996, Mr. Davies was the Sales/Marketing & Proposals Manager for Babcock King-Wilkinson, LP in Irvine, California, and in 1996 he was the acting CEO for this company. Babcock King-Wilkinson, LP is in the business of wastewater treatment system process design/engineering and equipment supply operations on a worldwide basis. From 1996 to 2000 Mr. Davies has been the President and a Director of Aquadynamic Technologies, Inc. He is also a Director of
Aquatek,Inc., the wholly-owned subsidiary of Aquadynamic Technologies, Inc. Aquatek, Inc. is an engineering design house and supplier of computer-automated process and motor control systems for water and wastewater treatment systems. From 1996 to 1998 Mr. Davies was the General Manager of Wil-Flow, Inc. From 1997 to the present, Mr. Davies has held the position of President and a Director for us. Gordon Davies is the brother of Michael Davies.

MICHAEL  C.  DAVIES

From 1988 to 1991, Mr. Davies was the Owner/Manager of Fuel Oil Polishing Company located in Vancouver, British Columbia, Canada. Mr. Davies' company was in the sales, marketing and project management of fuel oils polishing within the Province of British Columbia. From 1991 to 1993 he was an Accounts Executive with Innovative Environmental Services, Ltd. in Vancouver, a company in the business of sales and marketing of wastewater treatment equipment. From 1993 to 1994 he was the Marketing Manager for Transenviro, Inc., located in Irvine, California. Transenviro is an international supplier of wastewater treatment equipment and process design engineering. From 1994 to 1996 Mr. Davies was the Marketing Manager for Babcock King-Wilkinson, LP, Irvine, California, a
wastewater treatment business. From 1996 to 2000 Mr. Davies has held the positions of Vice President and a Director for Aquadynamic Technologies, Inc. and Aquatek, Inc., which is a wholly owned subsidiary of Aquadynamic Technologies. Aquadynamic Technologies, Inc. was acquired by Registrant and became Registrant's wholly-owned subsidiary in November of 1997. From 1996 to 1998 Mr. Davies held the position of Vice President, Sales/Director for Wil-Flow, Inc., the sole supplier of its patented RGD (Rapid Gravity Dewatering) wastewater sludge dewatering system. From 1997 to the present, Mr. Davies has been the Vice President, Chief Financial Officer and a Director. Mr. Davies is the brother of Gordon Davies.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Colorado law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of RCAA, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2004 BOARD MEETINGS

In 2004, the board met four times. No director attended less than 75% of all the meetings of the board in 2004.

BOARD COMMITTEES

The Board does not have any committees.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

               PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                  AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                 COMMON STOCK FROM 75,000,000 TO 150,000,000 AND
                  TO AUTHORIZE THE CREATION OF 5,000,000 SHARES
                        OF "BLANK CHECK" PREFERRED STOCK
                           (ITEM 2 ON THE PROXY CARD)

     On July 21, 2005, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to increase the number of our authorized shares and to authorize the creation of 5,000,000 shares of "blank check" preferred stock. Subject to shareholder approval, Article IV would be amended to read as follows and would be filed with the Colorado Secretary of State:

            "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

       The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

              Class          Par Value          Authorized Shares
              -----          ---------          -----------------
              Common          $0.01                  150,000,000
              Preferred       $0.01                    5,000,000
                                                -----------------

Totals:                                              155,000,000"

INCREASE  THE  NUMBER  OF  OUR  AUTHORIZED  SHARES  OF  COMMON  STOCK

     The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

     As of the Record Date, a total of * shares of the Company's currently authorized 75,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

SECURED CONVERTIBLE NOTES

     To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with four accredited investors on June 23, 2005 for the sale of (i) $2,000,000 in secured convertible notes and (ii) warrants to buy 8,000,000 shares of our common stock. The four accredited investors, AJW
Partners,  LLC,  AJW  Qualified  Partners,  LLC,  AJW  Offshore,  Ltd.  and  New
Millennium Partners II, LLC subscribed for 50.1%, 33.8%, 14.4% and 1.7%, respectively, of the total offering. Each accredited investor purchased, or will purchase, such percentage of each closing under the Securities Purchase Agreement.

     The investors are obligated to provide us with an aggregate of $2,000,000 as follows:

     -    $700,000 was disbursed on June 23, 2005;

     -    $600,000 was disbursed on July 28, 2005; and

     - $700,000 will be disbursed within two days of the effectiveness of a resale regisration statement registering the shares of common stock underlying the secured convertible notes and warrants issued pursuant to the Securities Purchase Agreement dated June 23, 2005 being declared effective.


     Accordingly, we have received a total of $1,300,000 pursuant to the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, we have issued 5,200,000 warrants to purchase shares of common stock and we are obligated to issue 2,800,000 additional warrants together with $700,000 in secured convertible notes within two days from the effective date of a resale regisration statement registering the shares of common stock underlying the secured convertible notes and warrants issued pursuant to the Securities
Purchase  Agreement  dated  June  23,  2005  being  declared  effective.


     The notes bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of:

     -    $0.21; or
     - 50% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date.


     As of December 13, 2005, we had $1,300,000 in secured convertible notes outstanding issued pursant to the Securities Purchase Agreement dated June 23, 2005 that may be converted into an estimated 31,201,249 shares of common stock at current market prices and outstanding warrants to purchase 5,200,000 shares of common stock issued pursant to the Securities Purchase Agreement dated June 23, 2005. Additionally, we have an obligation pursuant to the Securities Purchase Agreement dated June 23, 2005, to sell $700,000 in secured convertible notes within two days of a resale regisration statement registering the shares of common stock underlying the secured convertible notes and warrants issued pursuant to the Securities Purchase Agreement dated June 23, 2005 being declared effective that may be converted into an estimated 16,800,673 shares of common stock at current market prices and issue warrants to purchase 2,800,000 shares of common stock in the near future.

     We have a call option under the terms of the secured convertible notes. The call option provides us with the right to prepay all of the outstanding secured convertible notes at any time, provided we are not in default and our stock is trading at or below $.21 per share. Prepayment of the notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the secured convertible notes; (ii) 135% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the secured convertible notes; and (iii) 150% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the secured convertible notes.


     Our right to repay the notes is exercisable on not less than ten trading days prior written notice to the holders of the secured convertible notes. For notice purposes, a trading day is any day on which our common stock is traded for any period on the OTC Bulletin Board. Notwithstanding the notice of prepayment, the holders of the secured convertible notes have the right at all times to convert all or any portion of the secured convertible notes prior to payment of the prepayment amount.

     We also has a partial call option under the terms of the secured convertible notes in any month in which the current price of our common stock is below $0.25. Under the terms of the partial call option, we have the right to pay the outstanding principal amount of the secured convertible notes plus one-month's interest for that month, which will stay any conversions of the secured convertible notes by the holders for that month. The principal amount of the secured convertible notes to be repaid is determined by dividing the then outstanding principal amount of the notes by the maturity of the notes in months, or 36, multiplied by 104%.

The full principal amount of the secured convertible notes are due upon default under the terms of secured convertible notes. The warrants are exercisable until five years from the date of issuance, exercisable at a purchase price of $0.28 per share. In addition, we have granted the investors a security interest in substantially all of our assets and intellectual property and registration rights.

     The gross proceeds from the offering are expected to be used as follows:

      USE                             AMOUNT ($)
      ---                             ----------

Transaction and professional fees        300,000
---------------------------------      ---------
Debt reduction                           450,000
--------------                         ---------
    Secured loans                         60,000
    --------------                     ---------
    Unsecured loans                       60,000
    ----------------                   ---------
    Accounts payable                     212,000
    -----------------                  ---------
    Taxes payable                         65,000
    --------------                     ---------
    Accrued interest                      53,000
    -----------------                  ---------
Reserve for potential acquisitions     1,000,000
----------------------------------     ---------
Working Capital                          250,000
---------------                        ---------
  TOTAL:                               2,000,000
----------                             =========


     As of December 13, 2005, we received $1,300,000 out of the $2,000,000 in total funding, and we have proportionally applied each funding to our proposed use of the funds.


     The following are the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.


     As of December 13, 2005, we had 29,620,813 shares of common stock issued and outstanding, secured convertible notes outstanding issued pursant to the Securities Purchase Agreement dated June 23, 2005 that may be converted into an estimated 31,201,249 shares of common stock at current market prices and outstanding warrants to purchase 5,200,000 shares of common stock issued pursant to the Securities Purchase Agreement dated June 23, 2005. Additionally, we have an obligation pursuant to the securities purchase agreement dated June 23, 2005, to sell $700,000 in secured convertible notes within two days of a resale regisration statement registering the shares of common stock underlying the secured convertible notes and warrants issued pursuant to the Securities Purchase Agreement dated June 23, 2005 being declared effective that may be converted into an estimated 16,800,673 shares of common stock at current market prices and issue warrants to purchase 2,800,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes issued pursant to the Securities Purchase Agreement dated June 23, 2005 may increase if the market price of our stock declines. All of the shares registered pursuant to a resale registration statement, including all of the shares issuable upon conversion of the secured convertible notes and upon exercise of our warrants issued pursant to the Securities Purchase Agreement dated June 23, 2005, may be resold without restriction pursuant to the resale registration statement once the resale registration statement is declared effective. The sale of these shares may adversely affect the market price of our common stock.


THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

     Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price, as of December 12, 2005 of $0.09.


                                               Number        %  of
%  Below       Price  Per   With  Discount   of  Shares   Outstanding
 Market          Share          at  50%       Issuable       Stock
--------         -----          -------       --------       -----

  25%            $.068          $.03375       59,259,260     66.67%
  50%            $.045          $.0225        88,888,889     75.01%
  75%            $.023          $.01125      177,777,778     85.72%

     As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

     The secured convertible notes are convertible into shares of our common stock at a 50% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the selling stockholder converts and sells material amounts of common stock could encourage short sales by investors, however, the purchasers of the secured convertible notes have contractually agreed that while any portion of the secured convertible notes are outstanding, they will not enter into or effect any short sales in our common stock. Short sales by other investors could place further downward pressure on the price of the common stock. The selling stockholder could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of secured convertible notes and warrants, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

     The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the selling stockholders may ultimately convert and sell the full amount issuable on conversion. Although AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., and New Millennium Partners II, LLC may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., and New Millennium Partners II, LLC from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, AJW Partners, LLC, AJW Qualified
Partners, LLC, AJW Offshore, Ltd., and New Millennium Partners II, LLC could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in our June 2005 private placement.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE NOTES AND REGISTERED PURSUANT TO A RESALE REGISTRATION STATEMENT MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT RESALE REGISTRATION STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND REGISTERED ON A RESALE REGISTRATION STATEMENT ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL RESALE REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

     Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we have allocated and registered 32,000,000 shares of common stock for resale upon the conversion of the secured convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for resale upon conversion of the secured convertible notes may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

     In June 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $2,000,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 10% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $1,300,000 secured convertible notes outstanding, the investors are obligated to purchase additional secured convertible notes in the aggregate of $700,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we were required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

IF AN EVENT OF DEFAULT OCCURS UNDER THE SECURITIES PURCHASE AGREEMENT, SECURED CONVERTIBLE NOTES, WARRANTS, SECURITY AGREEMENT OR INTELLECTUAL PROPERTY SECURITY AGREEMENT, THE INVESTORS COULD TAKE POSSESSION OF ALL OUR GOODS, INVENTORY, CONTRACTUAL RIGHTS AND GENERAL INTANGIBLES, RECEIVABLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND INTELLECTUAL PROPERTY.

     In connection with the Securities Purchase Agreements we entered into in June 2005, we executed a Security Agreement and an Intellectual Property Security Agreement in favor of the investors granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreements and Intellectual Property Security Agreements state that if an even of default occurs under the Securities Purchase Agreement, Secured Convertible Notes, Warrants, Security Agreements or Intellectual Property Security Agreements, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

WE ARE OBLIGATED TO PAY LIQUIDATED DAMAGES AS A RESULT OF OUR FAILURE TO HAVE A RESALE REGISRATION STATEMENT REGISTERING THE SHARES OF COMMON STOCK UNDERLYING THE SECURED CONVERTIBLE NOTES AND WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED JUNE 23, 2005 DECLARED EFFECTIVE PRIOR TO OCTOBER 21, 2005, AND THE PAYMENT OF LIQUIDATED DAMAGES WILL EITHER RESULT IN DEPLETING OUR WORKING CAPITAL OR ISSUANCE OF SHARES OF COMMON STOCK WHICH WOULD CAUSE DILUTION TO OUR EXISTING SHAREHOLDERS.


     Pursuant to the terms of our registration rights agreement entered into in connection with our securities purchase agreement dated June 23, 2005, if we did not have a resale registration statement registering the shares underlying the secured convertible notes and warrants declared effective on or before October 21, 2005, we are obligated to pay liquidated damages in the amount of 2.0% per month of the face amount of the issued and outstanding secured convertible notes outstanding, which equals $26,000, until the registration statement is declared effective. At our option, these liquidated damages can be paid in cash or restricted shares of our common stock. If we decide to pay the liquidated damages in cash, we would be required to use our limited working capital and potentially raise additional funds. If we decide to pay the liquidated damages in shares of common stock, the number of shares issued would depend on our stock price at the time that payment is due. Assuming that we decided to to pay liquidated damages for one month on November 21, 2005, the $26,000 (2.0% of the $1,300,000 of secured convertible notes outstanding on November 21, 2005) on November 21, 2005, would result in the issuance of approximately 678,232 shares of common stock. The issuance of shares upon payment of liquidated damages will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering. As of the date hereof, the investors have not demanded payment of the liquidated damages and we have not determined if we will make such liquidated damages payments in cash, stock or a combination of both.

CREATION  OF  BLANK  CHECK  PREFERRED  STOCK

     The proposed amendment to the Company's Articles of Incorporation will create 5,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company's Articles of Incorporation, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Articles of Incorporation as set forth in Exhibit "A."

     The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

     Subject to the provisions of the Company's Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Articles of Incorporation would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

     The amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

     Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

     While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 75,000,000 TO 150,000,000 AND TO AUTHORIZE THE CREATION OF 5,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK.

   PROPOSAL 3: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                           (ITEM 3 ON THE PROXY CARD)

     The Board of Directors has appointed the firm of Corbin & Company LLP as the independent registered public accounting firm of the Company for the year ending June 30, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Corbin & Company LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     The  Company  does  not  have  an  audit  committee.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2005

     The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005, for filing with the Securities and Exchange Commission.

AUDIT  FEES

     The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended June 30, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $42,881 and $78,350, respectively.

AUDIT-RELATED  FEES

     Our independent registered public accounting firm did not bill the Company for any other audit-related work during fiscal 2004 or 2003.

TAX  FEES

     Our independent registered public accounting firm did not bill the Company for tax related work during fiscal 2004 or 2003.

ALL  OTHER  FEES

     Our independent registered public accounting firm billed the Company for $0 and $4.075 for other services during fiscal years 2005 and 2004, respectively.

RECOMMENDATION  OF  THE  BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CORBIN & COMPANY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                                 PROPOSAL NO. 4
                    APPROVAL OF THE 2005 STOCK INCENTIVE PLAN
                           (ITEM 4 ON THE PROXY CARD)

At the Annual Meeting, the Company's stockholders are being asked to approve the 2005 Stock Incentive Plan (the "2005 Incentive Plan") and to authorize 10,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2005 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at 23832 Rockfield Boulevard, Suite 275, Lake Forest, California 92630.

GENERAL

The 2005 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 10,000,000 shares of Common Stock for issuance under the 2005 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

The primary purpose of the 2005 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

The 2005 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2005 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2005 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2005 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2005 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Incentive Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2005 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Colorado.

FEDERAL  INCOME  TAX  ASPECTS  OF  THE  2005  INCENTIVE  PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER
THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

y is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the 2005 Incentive Plan and the reservation of 10,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2005 Stock Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

             BENEFICIAL OWNERSHIP OF RCAA COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT


     The following table sets forth certain information regarding beneficial ownership of our common stock as of December 13, 2005


     - by each person who is known by us to beneficially own more than 5% of our common stock;
     -    by each of our officers and directors; and
     -    by all of our officers and directors as a group.

NAME AND ADDRESS                                     NUMBER OF       PERCENTAGE OF
OF OWNER                        TITLE OF CLASS     SHARES OWNED (1)  CLASS OWNED (2)
------------------------------------------------------------------------------------
Gordon Davies                   Common Stock        3,017,400 (3)         9.39%
23832 Rockfield Blvd.
Suite 275
Lake Forest, California 92630

Michael Davies                  Common Stock        2,764,500 (3)         8.61%
23832 Rockfield Blvd.
Suite 275
Lake Forest, California 92630

All Officers and Directors      Common Stock        5,781,900 (4)        16.70%
As a Group (2 persons)

Kurt Baum                       Common Stock        3,969,320            13.40%
680 S. Avon Avenue
Azusa, California 91702

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 13, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)  Based  upon  29,620,813 shares issued and outstanding on December 13, 2005.

(3) Includes 2,500,000 shares issuable upon currently exercisable stock options.

(4) Includes 5,000,000 shares issuable upon currently exercisable stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2005. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended June 30, 2005, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

     The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending June 30, 2005, 2004 and 2003 exceeded $100,000:

SUMMARY  COMPENSATION  TABLE

ANNUAL  COMPENSATION

                                                                Other
                                                                Annual       Restricted       Options      LTIP
   Name & Principal                  Salary         Bonus       Compen-        Stock            SARs       Payouts       All  Other
       Position             Year       ($)           ($)        sation  ($)    Awards($)        (#)          ($)        Compensation
------------------------  -------  ------------  ------------  ------------  -------------  -----------  ------------  -------------
Gordon Davies               2005     135,200          0             0              -        1,000,000         -              -
  President                 2004     135,200          0             0              -             -            -              -
                            2003     135,200          0             0              -             -            -              -
------------------------  -------  ------------  ------------  ------------  -------------  -----------  ------------  -------------
Michael Davies              2005     135,200          0             0              -         1,000,000        -              -
  Chief  Financial  Officer 2004     135,200          0             0              -              -           -              -
                            2003     135,200          0             0              -              -           -              -

EMPLOYMENT  AGREEMENT  S

     On June 30, 2004, we entered into five-year employment contracts with Gordon Davies to serve as Chief Executive Officer and President and Michael Davies to serve as Chief Financial Officer. The employment agreements are identical. The base salary under the agreement is $135,200 per annum, plus benefits. If we realize a minimum net profit for our 12 months ended June 30, 2005 of $250,000 or more, base compensation increases by 20% effective as of the beginning of the second twelve months of the employment agreement. If we realize a net profit of at least $250,000 over the 12 months ended June 30, 2006, 2007, 2008 and 2009, the base compensation increases by an additional 20% over the preceding year's compensation.

     In addition, the employment agreements provide for bonuses on a sliding scale based on our realizing net profits each fiscal year. A bonus equal to 10% of the base salary will be paid in any fiscal year in which net profits equal or exceed $250,000. This percentage increases on a sliding scale as net profits in any fiscal year over the three year contract term increase above $500,000, with a bonus equal to 100% of base salary to be paid if in any fiscal year we realize a net income of $2,500,000 or more.

     In addition, the employment contracts grant each employee 1,500,000 options to acquire our common stock. These options are all pre-existing options granted under previous contracts with each employee. All the stock option have vested under the following terms for each employee, 500,000 shares vested on January 15, 2002, 500,000 shares vested on January 15, 2003, and 500,000 shares vested on January 15, 2004. The option exercise price is $.40 per share.

     These employment contracts have non-compete provisions and various other provisions, including a death disability benefit of 3 months' pay plus 3 months' benefits.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information concerning individual grants of stock options during fiscal 2005 to our President, Mr. Gordon W. Davies and our Vice President and Chief Financial Officer, Mr. Michael C. Davies. The exercise prices in each case equal the last reported sales price per share of our common stock as reported by the Over-the-Counter Bulletin Board on the date of grant. The percentage of total options granted to our employees in the last fiscal year is based on options to purchase an aggregate of 2,640,000 shares of common stock granted to all of our employees in fiscal 2005:


                NUMBER OF SHARES OF   PERCENT OF TOTAL
                   COMMON STOCK       OPTIONS GRANTED    EXERCISE
                UNDERLYING OPTIONS    TO EMPLOYEES IN     PRICE      EXPIRATION
NAME                 GRANTED (#)      LAST FISCAL YEAR   ($/SH)         DATE
-------------------------------------------------------------------------------
Gordon W. Davies       1,000,000           38%           $0.25       06/30/2008
Michael C. Davies      1,000,000           38%           $0.25       06/30/2008
-------------------------------------------------------------------------------

FISCAL YEAR END OPTION VALUES

     No options were exercised by any of our officers during the 2005 fiscal year.

     The following table sets forth the number of shares of our common stock subject to exercisable and unexercisable stock options that the Named Executive Officers held at June 30, 2005:

                       NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-MONEY
NAME               UNEXERCISED OPTIONS AT FISCAL YEAR END       OPTIONS AT  FISCAL YEAR END
---------------------------------------------------------------------------------------------
                        EXERCISABLE    UNEXERCISABLE            EXERCISABLE     UNEXERCISABLE
Gordon W. Davies         2,500,000           0                     $ --
Michael C. Davies        2,500,000           0                     $ --

REMUNERATION  OF  DIRECTORS

     None.

STOCK OPTION PLANS

     The following table discloses, in tabular format, information regarding our equity securities authorized for issuance pursuant to any compensation plans as of the end of our fiscal year ended June 30, 2005.

                                              Number of Securities to    Weighted-average exercise    Number of Securities
                                              be issued upon exercise    price of outstanding       remaining available for
                                              of outstanding options,    options, warrants and       future issuance under
       Plan Category                          warrants and rights               rights               equity compensation
                                                                                                       plans (excluding
                                                                                                    securities reflected in
                                                                                                           column (a))
                                                        (a)                    (b)                             (c)
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by                         0                 0                                0
security holders
Equity compensation plans not approved               22,441,750             $0.31                                0
by security holders
----------------------------------------------------------------------------------------------------------------------------
                       Total                         22,441,750             $0.31                                0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year ended June 30, 2005, we settled debts to related parties for an aggregate amount of $146,500 in exchange for the issuance of 732,500 shares of our common stock. The debts settled were $30,000 to Billfighter Investements Limited, $48,500 to David McGuire and $68,000 to Kurt Baum.

     During the quarter ended September 30, 2005, we settled debts to related parties for an aggregate amount of $208,525 with cash as follows:

     Anthony  Wilson                 $97,400
     Jerry  Graber                   $20,000
     Del  Stephens                   $31,000
     Kurt  Baum                      $20,000
     Paul  Fuller                    $ 6,667
     Richard  Jurkovac               $15,000
     Theodore  Cohn                  $12,000
     Fred  Davies                    $ 5,000
     Blair  Porter                   $ 1,458

     At September 30, 2005, we have debt owing to related parties aggregating $421,399 as follows:

     o We have an unsecured convertible note payable to one shareholder, Jerry Graber, bearing interest at 10% per annum, convertible into shares of our common stock at $0.25 per share and due upon demand. At September 30, 2005, the aggregate principal and interest due and owing under this note was $6,000.

     o We have an unsecured convertible note payable to one shareholder, Paul Fuller, bearing interest at 15% per annum, convertible into shares of our common stock at $0.75 per share and due on June 30, 2006. Pursuant to the terms of the Note, we are required to make monthly payments in the aggregate amount of $1,833. At September 30, 2005, the aggregate principal and interest due and owing under this note was $13,333.

     o We have an unsecured note payable to one shareholder, Blair Porter, bearing interest at 15% per annum and due upon demand. At September 30, 2005, the aggregate principal and interest due and owing under this note was $14,598.

     o We have unsecured notes payable to some of our shareholders, bearing interest at 10% per annum and due upon demand. At September 30, 2005, the aggregate principal and interest due and owing under these notes was $333,763. The shareholders and amounts due under these notes are as follows:

Anthony  Wilson               $ 91,500
Canvasback  Company  Ltd.     $    151
Dale  Christianson            $  5,000
Fred  Davies                  $  5,112
Kurt  Baum                    $115,000
Paul  Hazel                   $ 50,000
Randy  Ricker                 $ 27,000
Theodore  Cohn                $  6,000
Lana  Bailey/Cooperative      $ 34,000

     o We have an unsecured note payable to one shareholder, Del Stephens, bearing interest per annum at the credit card rate and due upon demand. At September 30, 2005, the aggregate principal and interest due and owing under this note was $10,555.

     o We have an unsecured note payable to one shareholder, Billfighters Investments Limited, bearing interest per annum at 5% and due upon demand. At September 30, 2005, the aggregate principal and interest due and owing under this note was $43,150.

     Total interest expense recorded on related-party notes payable for fiscal 2005 was $55,619.

     Total interest expense for the three months ending September 30, 2005 was $13,013.

     In addition, we issued 1,000,000 options to Fred Davies, the father of our named executive officers, for services rendered, resulting in consulting expense of $192,249.


     All of the above related parties are current shareholders of our company. With the exception of Kurt Baum, who currently holds approximately 13.4%, none of the above shareholders own 5% or more of our currently issued shares of common stock. In addition, Mr. Fred Davies is the father of Gordan Davies and Michael Davies, our Chief Executive Officer and Chief Financial Officer, respectively, who are also our directors.

ANNUAL AND QUARTERLY REPORTS

     Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to Michael C. Davies, Secretary, Reclamation Consulting and Applications, Inc., 23832 Rockfield Boulevard, Suite 275, Lake Forest, California 92630. The Annual Report and Quarterly Report are incorporated in this Proxy Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

OTHER BUSINESS

     The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                       BY ORDER OF THE BOARD OF DIRECTORS



                               /s/ GORDON DAVIES
                               ----------------------
                               Gordon Davies
                               Chairman of the Board



Dated: December 14, 2005
Lake Forest, California

                                    EXHIBIT A
                         CERTIFICATE OF AMENDMENT TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.

     The undersigned, President of Reclamation Consulting and Applications, Inc. (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the corporation is:

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.

     SECOND: The articles of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

               "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

          The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class          Par Value          Authorized Shares
-----          ---------          -----------------
Common          $0.01                   150,000,000
Preferred       $0.01                     5,000,000
                                    ---------------

Totals:                                 155,000,000"

     THIRD:      The  amendment  of  the  certificate  of  incorporation  herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of the Colorado Business Corporation Act.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Gordon Davies, its President, this ___ day of ________, 2005.

                 RECLAMATION CONSULTING AND APPLICATIONS, INC.


                         -------------------------
                         Gordon Davies
                         President

                                     PROXY
                 RECLAMATION CONSULTING AND APPLICATIONS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                    *, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints GORDON W. DAVIES and MICHAEL C. DAVIES and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on *, 2005, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

   Nominees:
   01)     Gordon Davies     02)     Michael Davies

   FOR ALL [___]             WITHHOLD ALL [___]          FOR ALL EXCEPT [___]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Articles of Incorporation to increase the Company's authorized shares of common stock from 75,000,000 shares to 150,000,000 shares and authorize the creation of 5,000,000 shares of "blank check" preferred stock.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (3) Ratification of the appointment of CORBIN & COMPANY LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (4) Adopting the 2005 Stock Incentive Plan.

                          FOR|_| AGAINST|_| ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2), (3) and (4). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended June 30, 2005.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ _____________ ] DATE: _______, 2005

Signature (Joint owners)               [ _____________ ] DATE: _______, 2005